*                                                    *
Household Finance Corporation

HRSI Funding, Inc.
Jun-99
Household Private Label Credit Card Master Trust II,
20-Jul-99
Series 1994-2
*
 *


*** Trust Portfolio Activity Summary ***



Performance Ratios (expressed as a percentage of

Principal Receivables)
   Payment Rate
8.316%
   Annualized Gross Cash Yield
22.040%
   Annualized Default Rate
8.235%
   Annualized Portfolio Yield
13.805%


Delinquency status of accounts:

(Gross/Gross)
   30 - 59 days (Del Stat 1) ($)
37,501,225.24
   30 - 59 days (Del Stat 1) (%)
2.46%
   60 - 89 days (Del Stat 2) ($)
26,706,613.64
   60 - 89 days (Del Stat 2) (%)
1.75%
   90+ days (Del Stat 3+)($)
76,808,343.49
   90+ days (Del Stat 3+)(%)
5.04%
        Total ($)
141,016,182.37
        Total (%)
9.26%


Collections

   Principal (discount applied)
81,213,322.85
   Finance Charge (discount applied)
22,790,214.64
   Other
0.00
   Allocated Recoveries
178,920.11
   Total
104,182,457.60


Aggregate Principal Shortfalls for Group 1
0.00


Adjustment Payments
0.00
Transfer Deposit Amount
0.00


Charge-Off Activity

   Defaulted Receivables
8,581,998.43
   Defaulted Receivables Repurchased Pursuant to
0.00
Article 2.07
   Defaulted Receivables Repurchased Pursuant to
0.00
Article 3.03
   Defaulted Amount
8,581,998.43


*** Reallocated Investor Finance Charge and

Administrative Collections ***


Reallocated Investor Finance Charge and
1,316,009.92
Administrative Collections
Investor Defaulted Amount
466,059.63
Series Adjusted Portfolio Yield
15.018%


*** Class A Invested Percentage Allocations ***



Class A Invested Percentage
50.3067485%
Fixed Class A Invested Percentage
82.0000000%


Class A Monthly Interest (Due) [Section 4.08(a)]
111,041.67
Overdue Class A Monthly Interest (Due) [Section
0.00
4.08(a)]
Class A Additional Interest (Due) [Section 4.08(a)]
0.00
Overdue Class A Additional Interest (Due) [Section
0.00
4.08(a)]
Class A Investor Default Amount
234,459.45
Allocable Servicing Fee (Due) [Section 3]
113,194.44
Previously unpaid Allocable Servicing Fee
0.00


Class A Required Amount [Section 4.10 (a)]
0.00
Funding of Class A Required Amount:

     From Excess Reallocated FC&A to Pay Req. Amount
0.00
[Section 4.13(a)]
     From Cash Collateral Account Withdrawls
0.00
[Section 4.14(b)]
     From Subordinated Principal Collections
0.00
[Section 4.15(a)]
     Total ("Funded Class A Required Amount")
0.00


Class A Invested Percentage of Reallocated FC&A
662,041.80
[Section 4.11(a)]
Amount that constitutes Excess FC&A [Section
203,346.24
4.11(a)(iv)]
Funded Class A Required Amount
0.00
Excess Reallocated FC&A to cover previously unpaid
0.00
Allocated Servicing Fee [Section 4.13(g)]
Total Available for Class A Invested Percentage
458,695.56
Allocations


Class A Monthly Interest (Paid)
111,041.67
Overdue Class A Monthly Interest (Paid)
0.00
Class A Additional Interest (Paid)
0.00
Overdue Class A Additional Interest (Paid)
0.00
Reimb. of Class A Investor Default Amount (Paid)
234,459.45
Allocable Servicing Fee (Paid)
113,194.44
Previously unpaid Allocable Servicing Fee (Paid)
0.00


Class A Interest Shortfall
0.00
Class A Additional Interest Shortfall
0.00

0.00%
*** Class B Invested Percentage Allocations ***



Class B Invested Percentage
33.1288343%
Fixed Class B Invested Percentage
6.0000000%


Class B Monthly Interest (Due) [Section 4.08(b)]
150,000.00
Overdue Class B Monthly Interest (Due) [Section
0.00
4.08(b)]
Class B Additional Interest (Due) [Section 4.08(b)]
0.00
Overdue Class B Additional Interest (Due) [Section
0.00
4.08(b)]
Class B Investor Default Amount
154,400.12


Excess current or overdue Class B Monthly Interest,

  Class B Additional Interest or the cumulative
0.00
Excess Interest
Funding of Excess current or overdue Class B Monthly

Interest,
  Class B Additional Interest or the cumulative

Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]
0.00
     From Cash Collateral Account Withdrawl [Section
0.00
4.14(b)]
     From Subordinated Principal Collections
0.00
allocable to the Collateral Invested Amount [Section
4.15(b)]
     Total Funded
0.00


Funding of Class B Investor Default Amount

     From Excess Reallocated FC&A [Section 4.13(d)]
154,400.12
     From Cash Collateral Account Withdrawl [Section
0.00
4.14(b)]
     From Subordinated Principal Collections
0.00
allocable to the Collateral Invested Amount [Section
4.15(b)]
     Total Funded
154,400.12

 0
Class B Invested Percentage of Reallocated FC&A
435,978.75
[Section 4.11(b)]
Amount that constitutes Excess FC&A [Section
285,978.75
4.11(b)(ii)]
Funded Excess current or overdue Class B Monthly

Interest,
  Class B Additional Interest or the cumulative
0.00
Excess Interest:
Funded Class B Default Amount
154,400.12
Total Available for Class B Floating Allocations
304,400.12


Class B Monthly Interest (Paid)
150,000.00
Overdue Class B Monthly Interest (Paid)
0.00
Class B Additional Interest (Paid)
0.00
Overdue Class B Additional Interest (Paid)
0.00
Reimbursement Class B Investor Default Amount (Paid)
154,400.12


Class B Interest Shortfall
0.00
Class B Addtional Interest Shortfall
0.00


*** Collateral Invested Percentage Allocations ***



Collateral Invested Percentage
16.5644172%
Fixed Collateral Invested Percentage
12.0000000%


Collateral Monthly Interest (Due) [Section 4.08(c)]
54,590.23
Overdue Collateral Monthly Interest (Due) [Section
0.00
4.08(c)]
Collateral Additional Interest (Due) [Section
0.00
4.08(c)]
Overdue Collateral Additional Interest (Due)
0.00
[Section 4.08(c)]
Collateral Investor Default Amount
77,200.06


Collateral Invested Percentage of Reallocated FC&A
217,989.37
[Section 4.11(b-1)]
Amount that constitutes Excess FC&A [Section 4.11(b-
217,989.37
1)]
From Excess Reallocated FC&A to Fund Collateral
131,790.29
Investor Default Amount [Section 4.13(h)]
Total Available for Collateral Invested Percentage
131,790.29
Allocations


Collateral Monthly Interest (Paid)
54,590.23
Overdue Collateral Monthly Interest (Paid)
0.00
Collateral Additional Interest (Paid)
0.00
Overdue Collateral Additional Interest (Paid)
0.00
Reimbursement of Collateral Default Amount (Paid)
77,200.06


Collateral Interest Shortfall
0.00
Collateral Additional Interest Shortfall
0.00


Series 1994-2 Monthly Interest

    Collateral Rate Cap
8.3037037%
    Collateral Monthly Interest (Subject to Collat.
54,590.23
Rate Cap)
    Series 1994-2 Monthly Interest
315,631.90


*** Reimbursement of Shortfalls ***



Excess Reallocated FC&A Collections

  Sources of Excess Reallocated FC&A Collections

      Excess Class A Reallocated FC&A [Section
203,346.24
4.11(a)(iv)]
      Excess Class B Reallocated FC&A [Section
285,978.75
4.11(b)(ii)]
      Excess Collateral Interest Reallocated FC&A
217,989.37
[Section 4.11(b-1)]
         Total
707,314.36
  Uses of Excess Reallocated FC&A Collections

[Section 4.13]
    Allocated to Class A Required Amount [Section
0.00
4.13(a)]
    Allocated to reimburse Class A Investor Charge-
0.00
Offs [Section 4.13(b)]
    Allocated to pay current or overdue Class B

Monthly
        Interest, Class B Additional Interest or the

Cumulative
        Excess Interest Amount [Section 4.13(c)]
0.00
    Allocated to fund the Class B Investor Default
154,400.12
Amount [Section 4.13(d)]
    Allocated to reimburse Class B Invested Amount
0.00
reductions [Section 4.13(e)]
    Allocated to Collateral Monthly Interest
54,590.23
[Section 4.13(f)]
    Allocated to unpaid Allocated Servicing Fee from
0.00
previous periods [Section 4.13(g)]
    Allocated to fund the Collateral Default Amount
77,200.06
[Section 4.13(h)]
    Allocated to reimburse Collateral Invested
0.00
Amount reductions [Section 4.13(i)]
    Allocated to the Cash Collateral Account
0.00
[Section 4.13(j)]
    Allocated pursuant to the Collateral Agreement
421,123.95
[Section 4.13(k)]


Subordinated Principal Collections [Section 4.15]
12,101,317.47
   Allocated to Class A Required Amount [Section
0.00
4.15(a)]
   Allocated to pay current or overdue Class B

Monthly
        Interest, Class B Additional Interest or the

Cumulative
        Excess Interest Amount [Section 4.15(b)]
0.00
    Allocated to fund the Class B Investor Default
0.00
Amount [Section 4.15(c)]




*** Amortization Allocations ***



Accumulation Period Determination

    Required Aggregate Accumulation Amount
20,000,000.00
    Accumulation Period Amount
0.00
    Accumulation Period Length
2.00
         Accumulation Period?
NO
Amortization Events

   Three Month Average Series Adjusted Portfolio        Not
Triggered
Yield Test
   Other Amortization Events                            Not
Triggered
Transaction Period                                       Cont.
Amort.


Principal Allocation Percentage
90.7742872%


Available Investor Principal Collections

     Investor Principal Collections
21,818,649.44
     Subordinated Principal Collections
0.00
     Series Allocable Miscellaneous Payments
0.00
     Series 1994-2 Excess Principal Collections
0.00
     [Subordinated Series Reallocated Principal
0.00
Collections]
  Available Investor Principal Collections
21,818,649.44


Collateral Principal Collections
2,999,444.13


Class A Controlled Amortization Amount
17,083,333.37
Class A Controlled Distribution Amount
17,083,333.37
Class A Monthly Principal (Due) [Section 4.09(a)]
17,083,333.37
Class A Monthly Principal (Paid)
17,083,333.37
Class A Deficit Controlled Amortization Amount
0.00


Total Available to Pay Class B Monthly Principal
27,734,760.20
Class B Controlled Amortization Amount
0.00
Class B Controlled Distribution Amount
0.00
Class B Monthly Principal (Due) [Section 4.09(b)]
0.00
Class B Monthly Principal (Paid)
0.00
Class B Deficit Controlled Amortization Amount
0.00


Available Investor Prin. Collecions (after paying A
4,735,316.07
&B)


Collateral Monthly Principal (Due) [Section 4.09(c)]
0.00
Collateral Monthly Principal (Paid)
0.00


Series 1994-2 Principal Shortfall
0.00
Trust Excess Principal Collections
7,734,760.20




*** Funding Accounts ***



Principal Funding Account deposit
0.00
Withdraw of Funded Deficit Controlled Amortization
0.00
Amount
Withdraw of Excess (Paid to Seller)
0.00
Principal Funding Account Balance
20,000,000.00


Funded Deficit Controlled Amortization Amount
0.00


[ Class B Principal Funding Account deposits
0.00
 Principal Distributed to Class B Certificateholders
0.00
 Class B Principal Funding Account Balance
N/A


 Class A Interest Payment/Deposit

   from Collection Account
111,041.67
   from Principal Funding Account
0.00
   Paid to Class A Certificateholders
111,041.67
   Interest Funding Account Balance
0.00


 Class B Interest Payment/Deposit

   from Collection Account
150,000.00
   from Principal Funding Account
0.00
   Paid to Class B Certificateholders
150,000.00
   Interest Funding Account Balance]
0.00


Class A Investor Charge-Offs
0.00
Reimbursement of Class A Investor Charge-Offs
0.00
Cumulative Unreimbursed Class A Investor Charge-Offs
0.00


Reduction of Class B Invested Amount (Other than
0.00
Class B ICO)
Class B Investor Charge-Offs
0.00
Reimbursement of Class B Investor Charge-Offs
0.00
Cumulative Unreimbursed Class B Investor Charge-Offs
0.00
and Reductions


Reduction of the Collateral Invested Amount (Other
0.00
than Collateral CO)
Collateral Charge-Offs
0.00
Reimbursement of Collateral Invested Amount
0.00
reductions
Cumulative Unreimbursed Collateral Invested Amount
0.00
Reductions
Previous month's ending Collateral Invested Amount
11,250,000.00
Current Month's ending Collateral Invested Amount
11,250,000.00


Unpaid current Allocated Servicing Fee
0.00
Reimbursement of unpaid Allocated Servicing Fee
0.00
Cumulative unreimbursed unpaid Allocated Serving Fee
0.00


Total Distributions to Class A, B, CIA  (principal
17,865,024.90
and interest and defaults)


*** Receivables Outstanding & Invested Amounts ***



Principal Receivables outstanding [Last Month]
1,150,335,771.85
Average Principal outstanding based upon additional
1,250,614,061.60
accounts
Principal Receivables outstanding [End of Month]
1,389,045,590.08
Finance Charge and Administrative Receivables
133,774,087.98
outstanding


Class A Invested Amount
0.00
Class B Invested Amount
22,500,000.00
Collateral Invested Amount
11,250,000.00
Invested Amount
33,750,000.00


Series Adjusted Invested Amount
375,000,000.00
    Revolving or Accumulation Period
375,000,000.00
    Controlled Amortization  Period
375,000,000.00
        Seller Specified Numerator
0.00
        125% Amount
0.00
    Early Amortization  Period
N/A


Series Required Seller Amount
37,500,000.00
Required Collateral Amount
11,250,000.00
Available Collateral Amount
11,250,000.00


Class A Certificate Balance
0.00
Class B Certificate Balance
22,500,000.00




*** Cash Collateral Account ***



Cash Collateral Account [Section 4.14]

   Begin Balance
0.00
   Deposit of Excess Collections
0.00
   Withdrawal Amounts [Section 4.14 (b)]

      For Class A Required Amount
0.00
      To reimburse Class A Investor Charge-Offs
0.00
      To pay current or overdue Class B Monthly

          Interest, Class B Additional Interest or

the Cumulative
          Excess Interest Amount
0.00
      To fund the Class B Investor Default Amount
0.00
      To reimburse Class B Invested Amount
0.00
reductions
             Total
0.00
   Deposit of Collateral Monthly Principal
0.00
   Net Available
0.00
   Required Cash Collateral Amount
0.00
   Collateral Surplus
0.00
   Cash Collateral Account Surplus
0.00
   End Balance
0.00


Collateral Surplus (Prime)
0.00
Cash Collateral Account Surplus (Prime)
0.00






























































































































































 *'                                                   *'
Household Finance Corporation

HRSI Funding, Inc.

Household Private Label Credit Card Master Trust II,
20-Jul-99
Series 1994-2
 *                                                    *
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT



A. Information Regarding Distributions



   1. Total distribution per $1,000 interest
55.916667
   2. Principal distribution per $1,000 interest
55.555556
   3. Interest distribution per $1,000 interest
0.361111


B. Performance of Trust



   1. Collections of Receivables

      (a) Total Collections
104,182,457.60
      (b) Collections of Finance Charge &
22,969,134.75
Administrative Receivables
      (c) Collections of Principal
81,213,322.85


   2. Allocation of Receivables

      (a) Class A Invested Percentage
50.3067485%
      (b) Principal Allocation Percentage
90.7742872%


   3. Class A Principal

      (a) Total Amount Paid / Deposited to

          Principal Funding Account
0.00
      (b) Total amount on deposit in Principal

          Funding Account
20,000,000.00


   4. Delinquent Balances            (Gross/Gross)

      (a) 30 - 59 days (Del Stat 1) -- ($)
37,501,225.24
                                    (%)
2.46%
      (b) 60 - 89 days (Del Stat 2) -- ($)
26,706,613.64
                                     (%)
1.75%
      (c) 90+ days (Del Stat 3+) -- ($)
76,808,343.49
                                               (%)
5.04%


   5. Class A Investor Default Amount
234,459.45




CLASS  A  CERTIFICATEHOLDER'S  STATEMENT



   6. Class A Investor Charge-Offs;

      Reimbursement of Charge-Offs.

      (a) Class A Investor Charge-Offs, if any, for

the Distribution
          Date(s) with respect to the Payment Date
0.000000
      (b) The amount of Item 6(a) per $1,000
0.000000
interest
      (c) Total reimbursed to Trust in respect of

Class A
          Investor Charge-Offs
0.000000
      (d) The amount of Item 6(c) per $1,000
0.000000
interest
      (e) The amount, if any, by which the

outstanding principal
          balance of the Class A Certificates

exceeds the Class A
          Invested Amount as of the end of such
0.000000
Payment Date


   7. Allocable Servicing Fee paid for the

Distribution
      Date(s) with respect to the Payment Date
113,194.44


   8. Deficit Controlled Amortization Amount for
0.00
such Payment Date


C. Class A Pool Factor
0.00000000


D. Receivables Balances



   1. Principal Receivables as of close of business

on the last day
      of the preceding Due Period
1,389,045,590.08


   2. Finance Charge and Administrative Receivables

as of the close
      of business on the last day of the preceding
133,774,087.98
Due Period


E. Class B Certificates



   1. Class B Invested Amount as of the end of the
22,500,000.00
Payment Date


   2. Available Collateral Invested Amount as of the
11,250,000.00
end of the Payment Date






 *                                                    *
Household Finance Corporation

HRSI Funding, Inc.

Household Private Label Credit Card Master Trust II,

Series 1994-2
 *                                                    *
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT



A. Information Regarding Distributions



   1. Total distribution per $1,000 interest
6.666667
   2. Principal distribution per $1,000 interest
0.000000
   3. Interest distribution per $1,000 interest
6.666667


B. Performance of Trust



   1. Collections of Receivables

      (a) Total Collections
104,182,457.60
      (b) Collections of FC&A
22,969,134.75
      (c) Collections of Principal
81,213,322.85


   2. Allocation of Receivables

      (a) Class B Invested Percentage
33.1288343%
      (b) Principal Allocation Percentage
90.7742872%


   3. Class B Principal

      (a) Total Amount Paid / Deposited to

          the Principal Funding Account                 +1994
2:BH627
      (b) Total amount on deposit in Principal

          Funding Account                               +1994
2:BH629


   4. Delinquent Balances

(Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)
37,501,225.24
                                    (%)
2.46%
      (b) 60 - 89 days (Del Stat 2) -- ($)
26,706,613.64
                                     (%)
1.75%
      (c) 90+ days (Del Stat 3+) -- ($)
76,808,343.49
                                               (%)
5.04%


   5. Class B Investor Default Amount
154,400.12




CLASS  B  CERTIFICATEHOLDER'S  STATEMENT



   6. Class B Investor Charge-Offs;

      Reimbursement of Charge-Offs.

      (a) Class B Investor Charge-Offs and other

reductions, if any,
          for the Distribution Date(s) with respect

to the
          Payment Date
0.000000
      (b) The amount of Item 6(a) per $1,000
0.000000
interest
      (c) Total reimbursed to Trust in respect of

Class B
          Investor Charge-Offs and other reductions
0.000000
      (d) The amount of Item 6(c) per $1,000
0.000000
interest
      (e) The amount, if any, by which the

outstanding principal
          balance of of the Class B Certificates

exceeds the Class B
          Invested Amount as of the end of such
0.000000
Payment Date


   7. Available Cash Collateral Amount

      (a) Available Cash Collateral Amount at close

of business
          on the Payment Date
0.000000
      (b) Available Cash Collateral Amount as a

percent of the
          Class B Invested Amount, each at close of

business on the
          Payment Date
0.00%


   8. Available Collateral Invested Amount
11,250,000.00


   9. Deficit Controlled Amortization Amount for
0.00
such Payment Date


C. Class B Pool Factor
1.00000000


D. Receivables Balances



   1. Principal Receivables as of close of business

on the last day
      of the preceding Due Period
1,389,045,590.08


   2. Finance Charge and Administrative Receivables

as of the close
      of business on the last day of the preceding
133,774,087.98
Due Period